                                                                   EXHIBIT 10.10

                           POINT EXECUTIVE CENTER
                                  OFFICE LEASE

LANDLORD:                                PARADISE POINT PARTNERS
                                         -----------------------------------------------------------
TENANT:                                  RESTORATION HARDWARE
                                         -----------------------------------------------------------
                                         A CALIFORNIA CORPORATION
                                         -----------------------------------------------------------
FLOOR:                                   1ST BLDG. D        SUITE:       700
                                         -----------------               ---------------------------
MONTHLY RENT:                            $9,423.90
                                         -----------------------------------------------------------
ANNUAL RENT:                             $113,086.80
                                         -----------------------------------------------------------
EXPENSE PERCENTAGES:                     7.78
                                         -----------------------------------------------------------
TAX PERCENTAGE:                          7.78
                                         -----------------------------------------------------------
BASE EXPENSE YEAR:                       1997
                                         -----------------------------------------------------------
BASE TAX YEAR:                           96-97
                                         -----------------------------------------------------------
TERM:                                    5 YEARS
                                         -----------------------------------------------------------
TERMINATION DATE:                        SEE ITEM 3
                                         -----------------------------------------------------------
DATED AS OF:                             FEBRUARY 21, 1997
                                         -----------------------------------------------------------
                                         CORTE MADERA, CALIFORNIA
                                         -----------------------------------------------------------

                               TABLE OF CONTENTS

Paragraph                                                                                             Page
       1.  Premises.................................................................................     1
       2.  Use of Premises..........................................................................     1
       3.  Term.....................................................................................     1
       4.  Possession...............................................................................     1
       5.  Minimum Rent.............................................................................     2
       6.  Rental Adjustment........................................................................     2
       7.  Taxes Payable............................................................................     4
       8.  Security Deposit.........................................................................     5
       9.  Compliance with Law......................................................................     5
      10.  Parking Facilities.......................................................................     5
      11.  Maintenance and Repair...................................................................     6
      12.  Services and Utilities...................................................................     7
      13.  Alterations and Additions................................................................     7
      14.  Liens....................................................................................     8
      15.  Fire and Casualty Insurance..............................................................     8
      16.  Damage and Destruction...................................................................     8
      17.  Public Liability Insurance...............................................................     9
      18.  Subrogation..............................................................................     9
      19.  Eminent Domain...........................................................................     9
      20.  Assignment, Subletting and Encumbering...................................................    10
      21.  Indemnification of Landlord..............................................................    11
      22.  Entry By Landlord........................................................................    11
      23.  Default..................................................................................    11
      24.  Remedies.................................................................................    12
      25.  Late Charges.............................................................................    12
      26.  Landlord's Right to Cure Default.........................................................    13
      27.  Default by Landlord......................................................................    13
      28.  Landlord's Option To Relocate Tenant.....................................................    13
      29.  Sale of Premise..........................................................................    13
      30.  Estoppel Certificate.....................................................................    13
      31.  Nonmerger................................................................................    14
      32.  Subordination............................................................................    14
      33.  Notices..................................................................................    14
      34.  General Provisions.......................................................................    15

           EXHIBIT A - Plan Outlining Premises......................................................    17

           EXHIBIT B - Work Agreement...............................................................    18

           EXHIBIT C - Rules And Regulations........................................................    22

           EXHIBIT D - Sale/Lease Americans With Disability Act and Hazardous Materials Disclosure..    27


OFFICE LEASE


THIS LEASE, dated February 21, 1997 is between PARADISE POINT PARTNERS ("Landlord") and RESTORATION HARDWARE ("Tenant").


PREMISES

1. (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, those certain premises (the "Premises") outlined in red on Exhibit A, which is attached hereto and incorporated herein. The Premises are identified as Suite 700 and consist of approximately 5,094 net rentable square feet on the 1ST floor of D building of the Paradise Point Executive Center (the "Center"), located at 5725 Paradise Drive, Corte Madera, California. The term "Center" shall mean the underlying land and other real property and appurtenance thereto commonly known as Paradise Point Executive Center, and includes, but is not limited to, four two-level buildings, two tennis courts, a recreation building and parking areas.


     (b) The net rentable area of the Premises has been and shall continue to be determined in accordance with the standards applied to full floor users as of the date of this Lease by the Building Owners and Managers Association International. Landlord shall construct or install in the Premises the improvements specified by the provisions of Exhibit B.

     (c) This Lease is subject to and conditioned upon all of the terms, covenants and conditions set forth herein, and Tenant covenants as a material part of the consideration for this Lease and as a condition hereof to keep and perform each and all of said terms, covenants and conditions.

USE OF PREMISES

2. The Premises shall be used and occupied only for GENERAL OFFICES and for no other purposes without the prior written consent of Landlord. Any unauthorized use shall be a breach of this Lease. Tenant, its employees, agents, customers and invitees are hereby granted the nonexclusive use of the common corridors and hallways, stairwells, elevators, rest rooms and other generally understood public or common areas of the Center; provided, however, that Landlord reserves the right to regulate or restrict the use of any such public or common areas, whether or not specifically set forth above. Tenant shall not use the Premises or allow the Premises to be used so as to create waste or constitute a nuisance, or disturb other tenants located in the Center.

TERM

3. The term of this Lease shall be 60 months, commencing on the date the Premises are substantially complete, 1997 and ending on the fifth anniversary thereof unless sooner terminated as provided herein. The Premises shall be deemed "Substantially Complete" when: (i) construction and installation of any tenant improvements to be built by Landlord has been completed; (ii) Building services are ready to be furnished to the Premises; and (iii) Tenant has received from Landlord evidence satisfactory to Tenant that a Certificate of Occupancy or other necessary governmental approval has been issued for the Premises.

POSSESSION

4. If the Landlord, for any reason whatsoever outside the control of Landlord, cannot deliver possession of the Premises to Tenant at the commencement of the term hereof (with the improvements to be constructed or installed pursuant to Exhibit B Substantially Completed), this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event all rent shall be abated until the Premises are Substantially Completed and delivered to Tenant. In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all provisions of this Lease, except the obligation to pay rent.

MINIMUM RENT

5. Tenant shall pay to Landlord as rent for the use and occupancy of the Premises, at the times and in the manner hereinafter provided, the following sums of money:


   (a) Minimum Rent. Tenant shall pay to Landlord, without deduction or offset and without notice or demand, minimum rent in the amount of Nine Thousand Four Hundred Twenty-three and 90/100 ($9,423.90) per month, payable in advance on the commencement of the term hereof and on or before the first day of each and every successive calendar month during the term hereof. If the term commences or ends on other than the first day of a calendar month, the payment of minimum rent shall be appropriately prorated. The first month's rent shall be paid upon execution hereof.

   (b) On the first anniversary of this lease and on each anniversary date thereof, the minimum rent payable by Tenant under this Paragraph 5 shall be increased to 103% of the prior month's rent.

RENTAL ADJUSTMENT

6. (a) Increases in Operating Expenses: Tenant shall pay to Landlord as additional rent during the term of this Lease seven point seven eight percent (7.78%) of the amount by which the annual Operating Expenses of the Center exceed the Operating Expenses incurred by Landlord during the calendar year 1997 (the "Base Year"). As used herein, the term "Operating Expenses" shall include all direct costs of operation, maintenance and management of the Center as determined by generally accepted accounting practices. By way of illustration but not limitation, Operating Expenses shall include the cost or charges for the following items: heat, light, water, power and steam, environmental surcharges imposed by any governmental entity, waste disposal, janitorial services, window cleaning, air conditioning, materials and supplies, equipment and tools, service agreements on equipment, insurance, licenses, permits and inspections, wages and salaries, employee benefits and payroll taxes, accounting and legal expenses, management fees, landscaping and exterior maintenance, depreciation on personal property including, without limitation, window draperies provided by Landlord and carpeting in public corridors and common areas, the cost of contesting the validity or applicability of any governmental enactments which may affect operating expenses, and the reasonably amortized costs of capital improvements required as a result of government orders, rules and regulations. For the purposes of this Lease, Operating Expenses shall not include legal fees, brokerage commissions, advertising costs and other related expenses incurred in connection with the leasing of the Building, repairs, alterations, additions, improvements or replacements made to rectify or correct any defect in the design, materials or workmanship of the Building or Common Areas or to comply with any requirements of any governmental authority in effect as of the date of this Lease, damage and repairs attributable to condemnation, fire or other casualty, damage and repairs covered under any warranty or insurance policy carried by Landlord in connection with the Building or Property, damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents, Landlord's general overhead expenses not related to the Building depreciation, the cost of any service provided to Tenant or other occupants of the Building for which Landlord is entitled to be reimbursed, taxes covered under subparagraph
       (b) below, interest expense, leasing commissions, depreciation on the Center itself, or the cost of capital expenditures, provided, however, that in the event Landlord makes capital improvements which have the effect of reducing operating expenses, Landlord may amortize its investment in said improvements over the useful life thereof as an operating expense in accordance with standard accounting practices provided that such amortization is not at a rate greater than the anticipated savings in the operating expenses. In the event that less than ninety-five percent (95%) of the Center is occupied during any calendar year, all Operating Expenses on the statements provided by Landlord shall be adjusted for each calendar year to equal Landlord's reasonable estimate of Operating Expenses had ninety-five percent (95%) of the total rentable area of the Center been occupied, provided that the base year is similarly adjusted. Statements of Operating Expenses provided by Landlord shall be final and binding upon both Landlord and Tenant.

  (b) Increases in Taxes: Tenant shall pay to Landlord as additional rent during the term of this Lease seven point seven eight percent (7.78%) of the amount by which the Taxes of the Center for each tax year (July 1 through June 30) exceed the Base Tax Amount; provided, however, that Tenant shall be excused from paying such additional rent until the Center is assessed as substantially completed. As used herein, the Base Tax Amount shall refer to the amount determined by multiplying the tax rate in effect for tax year 96-97 by the assessed valuation of the Center for the tax year 96-97. The term "Taxes" shall include all real property taxes and assessments on the Center, the parcel of land underlying and surrounding the Center, and the various estates in the Center and the land. Taxes shall also include all personal property taxes levied on property used in the operation of the Center; taxes of every kind and nature whatsoever levied and assessed in lieu of or in substitution for existing or additional real or personal property taxes on said Center, land or personal property; and the cost to Landlord of contesting the amount or validity or applicability of any of the aforementioned taxes. Taxes shall not include taxes of the kind covered under Paragraph 7 to the extent the Landlord is reimbursed therefor by any tenant of the Center, nor shall Taxes include any interest on taxes or penalties resulting from failure to pay real estate taxes or assessments before delinquency, any state, local, federal, personal or corporate income tax measured by the income of Landlord. A copy of the tax bill received by Landlord for Taxes hereunder shall be made available to Tenant upon demand. Landlord may contest the amount or validity of any Taxes and if Landlord receives a refund thereof following such contest, it shall promptly pay to Tenant the Tenant's pro rata share of such refund after deducting any expenses including litigation incurred in connection with obtaining the refund.

  (c) Manner of Payment of Any Increase in Operating Expenses and Taxes: During December of each calendar year or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the additional rent, if any, payable under this Paragraph 6 for the ensuring calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12th) of such estimated additional rent, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If at any time it appears to Landlord that the additional rent payable under this Paragraph 6 for the current calendar year will vary from its estimate by more than ten percent (10%), Landlord shall, by written notice to Tenant, revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

  (d) Annual Statement and Adjustments: On or before ninety (90) days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of additional rent payable under this Paragraph 6 for the preceding calendar year. If such statement shows an amount that is less than the estimated payments made by Tenant for such calendar year, it shall be accompanied by a refund of the excess by Landlord to Tenant, or, at Landlord's election, by a notice that Landlord shall credit the excess to the next succeeding monthly installment of rent. If such statement shows an amount that is more than the estimated payments made by Tenant for such calendar year, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such statement.

  (e) If, for any reason other than default of Tenant, this Lease shall terminate on a day other than the last day of a calendar year, the additional rent payable by Tenant applicable to the calendar year in which such termination shall occur shall be prorated according to the ratio that the number of days from the commencement of such calendar year to and including such termination date bears to three hundred sixty-five
       (365)

TAXES PAYABLE

7. (a) In addition to the rent and additional rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse Landlord upon demand for any and all taxes required to be paid by Landlord (excluding state, local or federal personal and corporate income taxes measured by the income of Landlord from all sources, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, when:

       (i) said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be vested in Tenant or Landlord;

       (ii) said taxes are measured by or reasonably attributable to the rent and additional rent payable hereunder, or either of them, including, without limitation, any gross income tax or excise tax levied by any governmental entity (local, state or federal) with respect to the receipt of such rent;

       (iii) said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; and

       (iv) said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

  (b) In the event that it shall not be lawful for Tenant so to reimburse Landlord, the monthly rent payable to Landlord under this Lease shall be revised to net Landlord the same net rent after imposition of any such tax upon Landlord as would have been payable to Landlord prior to the imposition of any such tax. All taxes payable by Tenant under this Paragraph 7 shall be deemed to be, and shall be paid as, additional rent.

SECURITY DEPOSIT

8. Upon the execution of this Lease by Tenant there shall be due and owing from Tenant to Landlord a security deposit in the sum of Nine Thousand Four Hundred Twenty-three and 90/100 Dollars ($9,423.90) for the faithful performance of all terms, covenants and conditions of this Lease. Tenant agrees that Landlord may apply said security deposit to remedy any failure by Tenant to pay rent or additional rent or other sums payable by Tenant hereunder, to repair or maintain the Premises, or to perform any other terms, covenants or conditions contained herein. If Tenant has kept and performed all terms, covenants and conditions of this Lease during the term hereof, Landlord shall promptly return said security deposit to Tenant following the termination hereof and vacation thereof. Should Landlord use any portion of Tenant's security deposit to cure any default hereunder by Tenant, Tenant shall forthwith replenish said security deposit to its original amount. If Tenant has kept and performed all terms, covenants and conditions of this lease, Landlord shall return Tenant's deposit to Tenant on or before May 30, 1998. If Tenant thereafter defaults in such a way as would have allowed Landlord to apply the deposit to remedy the failure, Tenant shall immediately restore the entire security deposit to Landlord for the remainder of the term of the lease. In any event, Tenant shall restore the security deposit to Landlord on or before November 15, 2001.

COMPLIANCE WITH LAW

9. Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental real, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all said governmental measures and also with the requirements of any board of fire underwriters or other similar body now or hereafter constituted to deal with the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's alterations, additions or improvements or Tenant's acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of the said governmental measures or requirements shall be conclusive of that fact as between Landlord and Tenant.

PARKING FACILITIES

10. (a) The parking areas, or designated portions thereof, may be for the use of tenants of the Center and, to the extent designated by Landlord, the employees, agents, customers and invitees of said tenants. All parking rights shall be subject to the rules, regulations, charges, rates, validation and identification systems set forth by Landlord from time to time. Landlord may restrict certain portions of the parking areas for the exclusive use of one or more tenants of the Center (and their employees and agents) and may designate other areas to be used at-large only by customers and invitees of tenants of the Center.

    (b) Tenant shall have the right to rent/use 20 parking stalls during the term of this Lease, and additional parking for Tenant and its employees, agents, customers and invitees may be provided at Landlord's option, subject to availability. Landlord may from time to time impose a charge for Tenant's parking based upon the then fair market value of such parking as determined solely by Landlord.

        Landlord, or its agents, if Landlord has delegated such privileges, shall have the right to cause to be removed any vehicles of Tenant, its employees, agents, customers or invitees, that are parked in violation hereof or in violation of Rules and Regulations of the Center (Exhibit
        C), without liability of any kind to Landlord, its employees or agents, and Tenant agrees to hold Landlord harmless from and defend it against any and all claims, losses, damages and demands asserted or arising with respect to or in connection with the removal of such automobile(s) as aforesaid. Landlord shall not be liable for any claims, losses, damages, expenses or demands with respect to any vehicles of Tenant, its employees, agents, customers or invitees, that are parked in the parking area, except for such loss or damage as may be caused by Landlord's active negligence. Tenant agrees to hold Landlord harmless from and defend it against any such claim, loss, damage, expense or demand. Tenant shall, from time to time, upon request of Landlord, supply Landlord with a list of license plate numbers of all automobiles owned by its employees and agents who are to have parking privileges hereunder.

MAINTENANCE AND REPAIR

11. (a) Landlord shall repair and maintain the structural portions of the Center in which the Premises are situated, including the exterior walls, underflooring and roof, basic plumbing, heating, air conditioning, elevators and electrical systems installed or furnished by Landlord, unless such maintenance and repair become necessary in whole or in part due to the act, neglect, fault or omission of any duty by the Tenant, its employees, agents, customers or invitees, or due to damage caused by a breaking and entering, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repair. Landlord shall not be liable for any failure to make any repair or to perform any maintenance unless such failure shall persist for twenty (20) days after written notice of the need for such repair or maintenance is given to Landlord by Tenant, provided that Landlord shall not be deemed to be in default under this section if such default is incapable of cure within said period and

        Landlord has commenced to complete the cure of such default within said twenty (20) day period and is proceeding diligently. There shall be no abatement of rent and no liability of Landlord by reason of any injury to Tenant's business or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the Center or to fixtures, appurtenances and equipment therein.

  (b) Tenant shall keep the interior, non-structural portions of the Premises and every part thereof in good and sanitary condition and repair, and Tenant's taking possession of the Premises shall constitute Tenant's acknowledgment that the Premises are in good and tenantable condition, and Tenant agrees to surrender the Premises upon the expiration or termination of his Lease with said appurtenances in the same condition as when received, reasonable wear and tear and damage by fire, earthquake, Act of God or the elements or acts of Landlord or its agents or employees excepted. However, in no event shall Tenant's obligation to repair under this subsection extend to (i) damage and repairs covered under any insurance policy carried by Landlord in connection with the Building; (ii) damage caused by any defects in the design, construction or materials of the Building, including the Premises and improvements installed therein by Landlord; (iii) damage caused in whole or in part by the negligence or willful misconduct of Landlord or Landlord's agents, employees, invitees or licensees, (iv) repairs covered under Operating Expenses; (v) reasonable wear and tear; (vi) conditions covered under any warranties of Landlord's contractors; or (vii) damage by fire and other casualties, or acts of governmental authorities, or acts of God and the elements. Landlord has no obligation to alter, add to, improve, repair, remodel or paint the Premises except as specified herein. Tenant also acknowledges that Landlord has made no representation or warranty regarding the condition of the Premises or the Center except as set forth herein or in Exhibit B hereto. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by any governmental body, state or federal or local charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations.

SERVICES AND UTILITIES

12. (a) Provided Tenant is not in breach hereof, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at its sole discretion, and subject to the Rules and Regulations of the Center (Exhibit C) of which the Premises are part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Center. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts, or other labor disturbances or disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, or by rationing or restrictions on the use of said services and utilities due to energy shortages or other causes, whether or not any of the above result from acts or omissions of Landlord. Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local government bodies or utilities suppliers in reducing energy or other resources consumption. Furthermore, Landlord shall not be liable under any circumstances except the negligence or willful misconduct of Landlord or Landlord's agents or employees for a loss or injury to property, however, occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

  (b) Tenant shall not, without Landlord's prior written consent, which shall not be unreasonably withheld, use heat generating machines or equipment or lighting other than Building Standard lights in the Premises which affect the temperature otherwise maintained by the air conditioning system. If such consent is given, Landlord shall have the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon billing by

        Landlord. Said cost shall include the cost of electrical metering necessary to determine the additional operating cost attributable to the supplementary equipment. Tenant shall not, without Landlord's prior written consent, install lighting requiring power in excess of that required for normal office use in the building or install equipment requiring power in excess of that required by normal desktop office equipment. If such consent is given, Tenant shall pay Landlord upon billing for the cost of such excess. All costs payable by Tenant under this Paragraph shall be deemed to be, and shall be paid as, additional rent.

ALTERATIONS AND ADDITIONS

13. Tenant shall not make, or suffer to be made, any additions, alterations or improvements to the Premises or any part thereof, including the attachment of any fixtures or equipment, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions, or improvements. The contractor or person selected by Tenant to make such alterations, additions, or improvements, must be approved in writing by Landlord prior to commencement of any work, and such contractor or person shall at all times be subject to Landlord's control while in the Center. Landlord shall have the right to require that any such contractor hired by Tenant shall, prior to commencing work in the Premises, provide Landlord with a performance bond and a labor and materials payment bond in the amount of the contract price for the work, naming Landlord and Tenant (and any other persons designated by Landlord) as co-obligees. All additions, alterations or improvements to the Premises, including without limitation, all carpeting, partitions and fixtures of any kind, shall become at once a part of the realty and belong to Landlord, except for unattached and movable personal property and trade fixtures placed on the Premises by the Tenant. Upon the expiration or sooner termination of the term hereof and provided that Tenant is not then in default hereunder, Tenant may remove its trade fixtures and other personal property (excluding the alterations, additions or improvements made by Tenant and not specifically designated by Landlord to be removed), provided that Tenant shall promptly repair, at its sole cost and expense, any damage to the Premises caused by such removal. Notwithstanding any other provisions contained in this Lease, Tenant agrees that it shall, upon Landlord's written request made within thirty (30) days following the expiration or termination of this Lease, at is sole cost and expense, promptly remove any alterations, additions improvements, fixtures and/or personal property designated by Landlord to be removed and repair any damage to the Premises resulting from such removal.

LIENS

14. Tenant shall not permit any mechanics, materialmen's or other liens to be filed against the real property of which the Premises from a part or against the Tenant's leasehold interest in the Premises. The Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for the protection from such liens. If any such liens are filed, Landlord may, without waving its rights and remedies based on such breach by Tenant and without releasing Tenant from any obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, without notice or demand, any sum paid by Landlord to remove such liens, together with interest at the rate of ten percent (10%) per annum from the date of payment by Landlord.

FIRE AND CASUALTY INSURANCE

15. (a) Landlord shall maintain during the term of this lease a policy of insurance insuring the Center against loss by or damage due to fire and other casualties covered by a standard extended coverage policy. Such coverage may include the risks of lightning, vandalism and malicious mischief, and it may include, at the option of Landlord, the risks of earthquakes and additional hazards. Such policy may also include, at Landlord's option, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interests of Landlord under this Lease.

    (b) Tenant shall not use the Premises nor permit the Premises to be used or acts to be done therein which will (i) increase the premium of any insurance described above or (ii) cause a cancellation of any such insurance policies. Tenant shall not keep in or about the Premises any article which may be prohibited by any standard form policy of fire insurance. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall pay as additional rent hereunder all of such increase. Tenant shall, at

        Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises so that the Premises shall at all times be insurable for fire, extended coverage and the risks specified above.

DAMAGE AND DESTRUCTION

16. If the Premises or the Center are damaged by fire or other casualty, landlord shall forthwith repair the same, subject to the provisions of the paragraph 16, provided such repairs can, in Landlord's opinion, be made within one hundred and twenty (120) days of such damage, and in such event this Lease shall remain in full force and effect. If such repairs cannot, in Landlord's opinion, be made within one hundred and twenty (120) days of such damage, Landlord at its option shall by written notice to Tenant given within sixty (60) days after the date of such damage either: (1) elect to repair or restore such damage, this Lease continuing in full force and effect or (2) terminate this Lease as of a date specified in such notice, which date shall not be less than thirty (30) nor more than sixty (60) days after the date such notice is given. If such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, then during the period the Premises are rendered unusable by such damage Tenant shall be entitled to a reduction in rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be required to repair any injury or damage or to make any repairs or replacements of any improvements installed in the premises by or for Tenant, other than Landlord's work under Exhibit B, and Tenant shall, at Tenant's sole cost and expense, repair and restore its portion of such improvements. Tenant shall not be entitled to any compensation or damages from Landlord for damage to any of Tenant's fixtures or personal property, for loss of use of the Premises or any part thereof, for any damage to Tenant's business, or for any disturbance to Tenant caused by any casualty or the restoration of the Premises following such casualty. Notwithstanding anything to the contrary contained in this Lease, Landlord shall have no obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty occurs during the last twelve (12) months of the term or any extension thereof. A total destruction of the Center shall automatically terminate this Lease. If the Bulding is damaged or destroyed to the extent that the Building cannot with reasonable diligence be fully repaired or restored by Landlord within one hundred twenty (120) days after the date of the damage or destruction, Tenant may terminate this Lease immediately upon notice thereof to Landlord and the obligation of Tenant, if any, to pay Rent to Landlord shall terminate as of the date of such notice. If this Lease is not terminated despite damage or destruction to the Building, and Landlord fails to proceed with reasonable diligence to rebuild, or if the Building is not rebuilt within one hudnred twenty (120) days of the event causing the damage or destruction, Tenant may, at its option, terminate this Lease upon notice to Landlord. If the Building is damaged or destroyed during the last twelve
    (12) months of the term of the Lease, Tenant may terminate this Lease upon notice to Landlord.

PUBLIC LIABILITY INSURANCE

17. Tenant agrees to purchase, at its own expense and to keep in force during the term of this Lease, a policy or policies of comprehensive liability insurance, including public liability and property damage, in the amount of Two Hundred Fifty Thousand Dollars ($250,000) for property damage and Five Hundred Thousand Dollars ($500,000) per person and One Million Dollars ($1,000,000) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policy or policies shall: (a) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease; (b) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of California; and (c) provide that said insurance shall not be canceled unless ten (10) days' prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of this Lease and upon each renewal of said insurance.

SUBROGATION

18. Landlord and Tenant hereby waive any right that each may have against the other on account of any loss or damage arising in any manner which is covered by policies of insurance for fire and extended coverage, theft, public liability, workmen's compensation or other insurance now or hereafter existing during the term hereof. The parties each agree to have their respective insurance companies waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be.

EMINENT DOMAIN

19. If the whole of the Premises or more than fifty percent (50%) of the net rentable area thereof is taken under power of eminent domain or sold, transferred or conveyed in lieu thereof, both Landlord and Tenant shall have the right to terminate this Lease as of the date of such condemnation or as of the date possession is taken by the condemning authority, whichever is later. If any part of the Center other than the Premises is taken under power of eminent domain or sold, transferred or conveyed in lieu thereof, Landlord may terminate this Lease at its option as of the date of such condemnation or as of the date possession is taken by the condemning authority, whichever is later. In either of such events, Landlord shall receive, and Tenant hereby assigns to Landlord, any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof whether or not attributable to the value of the unexpired portion of this Lease; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any award made payable to Tenant for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof or for the interruption of or damage to Tenant's business. In the event of a partial taking, or a sale, transfer, or conveyance in lieu thereof, if this Lease is not terminated by Landlord and/or Tenant, then the rent shall be apportioned according to the ratio that the remaining net rentable area of the Premises bears to the total net rentable area of the Premises.

ASSIGNMENT, SUBLETTING AND ENCUMBERING

20. (a) Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate, or encumber this Lease or any interest herein and shall not sublease the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other persons (agents and servants of Tenant excepted) to occupy or use said Premises or any portion thereof without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld or delayed, and any such act done or suffered without first obtaining Landlord's written consent shall be void, and shall, at the option of the Landlord, terminate this Lease.

    (b) Tenant shall, by written notice, advise Landlord of its intention from and after a stated date (which shall not be less than ninety (90) days nor more than one hundred eighty (180) days after the date of Tenant's notice) to sublet the Premises or any portion thereof for any part of the term hereof; and in such event Landlord shall have the right, to be exercised by giving written notice to Tenant thirty (30) days after receipt of Tenant's notice, to terminate this Lease as to the portion of the Premises described in Tenant's notice, and such notice by Landlord shall, if given, terminate this Lease with respect to the portion of the Premises therein described as of the date stated in Tenant's notice. Said notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice. If said notice shall specify all of the Premises and Landlord shall give said termination notice with respect thereto, this Lease shall terminate on the date stated in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, security deposit, the Operating Expenses and the direct Taxes, as defined and reserved hereinabove, shall be adjusted on a pro rate basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord, upon receiving said notice by Tenant with respect to any of the Premises, shall not exercise its right to terminate, Landlord will not unreasonably withhold its consent to Tenant's subletting the Premises specified in said notice.

   (c) Regardless of Landlord's consent, no subletting or assignment shall release Tenant from its obligation to perform the terms, covenants and conditions of this Lease. Furthermore, as a condition to Landlord's prior written consent, the subtenant or assignee shall agree in writing to comply with and be bound by all the terms, covenants and conditions of this Lease, and Tenant shall deliver to Landlord, promptly after execution thereof, an executed copy of each such sublease and assignment. The acceptance of rent by Landlord from any party other than Tenant shall not be deemed to be a waiver of any provision of this Lease. Furthermore, Landlord's consent to one assignment, transfer, mortgage, pledge, hypothecation, encumbrance, subletting, occupation or use shall not be deemed to be a consent to any subsequent occurrence thereof.

   (d) Notwithstanding the foregoing, Tenant shall have the right, without the need for the prior written consent of Landlord, to assign or sublet this lease to;

        1. any entity as a result of Tenant undertaking a public offering of stock pursuant to the Securities Act of 1933 and, or Securities Exchange Act of 1934, as amended,

        2. to any entity which owns all of the issued and outstanding common stock of Tenant, or

        3.  to a wholly owned subsidiary corporation.


INDEMNIFICATION OF LANDLORD

21. (a) Tenant hereby waives all claims against Landlord for damage to any property or injury, illness or death of any person in, upon, or about the Premises and/or the Center arising at any time and from any cause whatsoever other than by reason of negligence or willful act of Landlord, its employees or contractors.

    (b) Tenant shall hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever (1) occurring in, on or about the Premises or any part thereof, and (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities", elevators, stairways, passageways, hallways and parking areas), the use of which Tenant may have in common with other tenants of the Center, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of or omission of any duty with respect to the same by Tenant, its agents, employees, customers or invitees. The provisions of this paragraph shall survive the expiration or termination of the Lease with respect to any claims or liability occurring prior to such expiration or termination.

ENTRY BY LANDLORD

22. Landlord reserves the right at reasonable business hours and upon reasonable written notice to Tenant to enter the Premises to (1) inspect them, (2) perform services required of Landlord, (3) take possession due to any breach of this Lease as stated earlier, (4) submit the Premises to prospective purchasers, mortgagees or tenants, (5) post notices of non-responsibility, and (6) alter, improve or repair the Premises as Landlord deems necessary or desirable. Landlord may make such entries without the abatement of rent and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconveniences of interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except to the extent caused by the negligence or willful misconduct of Landlord or Landlord's agents, emplyees or contractors.

DEFAULT

23. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

    (a) Any failure by Tenant to pay the rent or any other monetary sums required to be paid under (where such failure continues for five (5) days after written notice by Landlord to Tenant);

    (b) The abandonment or vacation of the Premises by Tenant for more than sixty (60) consecutive days;

    (c) A failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for ten (10) days after written notice thereof by Landlord to Tenant notwithstanding anything to the contrary therein, Tenant shall not be deemed to be in default under this Section 23(c) if such default is incapable of cure within said period and Tenant has commenced to complete the cure of such default within said ten (10) day period and is proceeding diligently;

    (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same if dismissed within sixty (60) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

REMEDIES

24. In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, without limiting Landlord in the exercise of any right of remedy at law or equity which Landlord may have by reason of such default or breach:

    (a) Terminate the Lease and recover damages as provided by California Civil Code Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could have been reasonably avoided, as computed pursuant to subsection (b) of Section 1951.2;

    (b) Continue the Lease in effect and to enforce all of its rights and remedies under the Lease, as provided by California Civil Code Section 1951.4, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession;

    (c) Enter the Premises and remove therefrom all persons and property, store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and sell such property and apply the proceeds therefrom pursuant to applicable California law, all as attorney-in-fact for Tenant; and

    (d) Have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subparagraph (c) above.

LATE CHARGES

25. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within three
    (3) days after Tenant's receipt of written notice from Landlord that such amount is past due. Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

LANDLORD'S RIGHT TO CURE DEFAULT

26. All covenants and agreements to be kept or performed by Tenant under the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall be in default on its obligations under this Lease to pay any sum of money other than rent or to perform any other act hereunder, and if such default is not cured within the applicable grace period provided in Paragraph 23 hereof, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its right based upon any default of Tenant and without releasing Tenant from any obligations hereunder. All sums so paid by Landlord and all incidental costs, together with interest thereon at the rate often percent (10%) per annum from the date of such payment or the incurrence of such costs by Landlord, whichever occurs first, shall be paid to Landlord on demand. In the event of nonpayment by Tenant, Landlord shall have, in addition to any other rights or remedies hereunder, the same rights and remedies as in the case of default by Tenant for nonpayment of rent.

DEFAULT BY LANDLORD

27. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance, within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

SALE OF PREMISE

29. Each conveyance of the Premises prior to expiration or termination hereof by Landlord shall (i) be subject to this Lease and (ii) relieve the grantor of any further obligations or liability as Landlord. Tenant hereby agrees to attorn to Landlord's successor in interest.

ESTOPPEL CERTIFICATE

30. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that, to the best of Tenant's knowledge, there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Center or any interest therein.

NONMERGER

31. The termination or mutual cancellation of this Lease shall not work a merger, and shall, at the option of Landlord, terminate all subleases and subtenancies (to the extent same are permitted hereunder) or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

SUBORDINATION

32. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Center or the land upon which the Center is situated, or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said Center, land, ground leases or underlying leases or Landlord's interest or estate in any of said items is specified as security. The effective subordination of this Lease to any existing or future mortgages, deeds of trust, other security interest or leases shall be subject to the fulfillment of the conditions precedent that (i) the holder of such mortgage or other lien on the Building or Property shall first have agreed in writing that so long as Tenant is not in default, the Lease shall not be terminated by foreclosure or sale pursuant to the terms of such mortgage or lien; and (ii) such subordination shall not otherwise restrict to limit the rights or increase the obligations of Tenant under this Lease. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying lease or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust.

NOTICES

33. Notices, requests, demands and documents required or desired to be given hereunder shall be in writing and delivered either personally or by deposit into the United States Mail, first class postage prepaid, or overnight courier service addressed as follows or as Landlord or Tenant may from time to time otherwise designate in writing.

          Landlord:  PARADISE POINT PARTNERS

                     5725 Paradise Drive, Suite 600

                     Corte Madera, California 94925

          Attn:      Mr. Glenn S. Yamaguchi

          Tenant:    RESTORATION HARDWARE
                     --------------------

                     15 Koch Road, Suite J
                     ---------------------

                     Corte Madera, California 94925
                     ------------------------------

          Attn:      Thomas E. Low, CFO
                     ------------------

GENERAL PROVISIONS

34. (a) Holding Over: Any holding over after the expiration of the term of this Lease or any extension thereof with the written consent of Landlord shall be construed to be a tenancy from month-to-month at the rent, additional rent and other terms and conditions herein set forth. If Tenant shall retain possession of the Premises or any part thereof without Landlord's consent following the expiration or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rent and additional rent for the last period prior to the date of such expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay.

    (b) Waiver: The waiver by Landlord of the breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of a subsequent breach of such term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

    (c) Rules and Regulations: Tenant shall faithfully observe and comply with the Rules and Regulations attached as Exhibit C to this lease, as modified by Landlord from time to time in writing. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants of the Center.

    (d) Successors and Assigns: This Lease and all of the covenants and conditions herein contained shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, assigns and other successors in interest (to the extent permitted under this Lease) of each of the parties.

    (e) Captions: The title or captions in this Lease are for reference purposes only and have no effect upon the construction or interpretation of any part hereof. The use herein of the singular includes the plural and vice versa, and the use herein of the neuter gender includes the masculine and the feminine and vice versa, whenever and wherever the context so requires.

    (f) Joint Obligations: If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

    (g) Authority: If Landlord or Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

    (h) Time: Time if of the essence in the performance of all obligations under this Lease.

    (i) Entire Agreement: This Lease sets forth the entire understanding between Landlord and Tenant with respect to all matters referred to herein, and the provisions hereof may not be changed or modified except by an instrument in writing signed by both Landlord and Tenant. Tenant acknowledges that in executing and delivering this Lease it is not relying on any verbal or written understanding, promise or representation outside the scope of this Lease and not described or referred to herein.

    (j) Attorneys' Fees: If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.

    (k) Choice of Law: This Lease is made and delivered within the State of California and shall be construed and enforced in accordance with the laws of the State of California.

    (l) Effectiveness: Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises as herein set forth, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall become effective and binding only upon execution hereof by Landlord and delivery of a signed copy to Tenant.

    (m) Severability: If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

    (n) Brokers: Landlord and Tenant each warrants and represents for the benefit of the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for Orion Partners, Ltd. ("Broker"), and that it knows of no other real estate broker or agent who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease. Landlord shall indemnify and hold harmless Tenant from and against any claims by Broker. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any broker (other than Broker) or individual for commissions or fees resulting from the actions of the indemnifying party in connection with this Lease.

    (o) Exhibits: Exhibit A (Plan Outlining the Premises), Exhibit B (Work Agreement), Exhibit C (Rules and Regulations), Exhibit D (Sale/Lease Americans With Disability Act and Hazardous Materials Disclosure), and Exhibit - are attached to this Lease and by this reference made a part hereof.

    (p) Additional Provisions: The attached pages, if any, containing Paragraphs __-__ through __-__ are incorporated herein and made a part hereof.

IN WITNESS WHEREOF, this Lease has been executed as of date set forth at the beginning hereof.


LANDLORD  TENANT


By                              By
  ----------------------------     --------------------------------
   Glenn S. Yamaguchi

Its Authorized Agent            Its
   ---------------------------     --------------------------------

                                By
                                   --------------------------------
                                Its
                                   --------------------------------

                                   EXHIBIT A

                            PLAN OUTLINING PREMISES

                                   EXHIBIT B


                        PARADISE POINT EXECUTIVE CENTER
                                WORK AGREEMENT


The undersigned, as Landlord and Tenant respectively, are executing simultaneously with this Work Agreement, a written Lease covering premises as described in the Lease as Suite 700 and hereby attach this Work Agreement to said Lease as Exhibit B thereto.


TENANTS PLANS AND SPECIFICATIONS

1. (a) Except to the extent otherwise provided in subparagraphs (b) and (c) of this paragraph, Landlord will, at its sole cost and expense, through its architects furnish architectural, mechanical, and electrical engineering plans required for the performance of work (hereinafter referred to as "Building Standard Work") hereinbelow described.

   (b) Tenant may request work (hereinafter referred to as "Building Non-Standard Work") not conforming with, or in addition to Building Standard Work. If Landlord approves such request any architectural, mechanical, and electrical plans and specifications required for such Building Non-Standard Word shall be furnished, at Tenant's sole cost and expense, by Landlord's architects and engineers.

   (c) Any interior decorating services, such as selection of wall paint colors and/or wall coverings, fixtures, non-building standard carpet, and any or all other decorator items required by Tenant in the performance of said work referred to hereinabove in subparagraphs (a) and (b) shall be at the Tenant's sole cost and expense.

   (d)  All plans and specifications referred to hereinabove in subparagraphs
        (a), (b) and (c) are subject to the Landlord's approval, which the Landlord agrees shall not be unreasonably withheld.

   (e) When requested by Landlord's architects and engineers, Tenant will furnish complete information respecting Tenant's requirements. Complete plans, specifications and budgets will be approved by Tenant on or before February 28, 1997.


BUILDING STANDARD WORK AT LANDLORD'S COST AND EXPENSE

2. Landlord will, at its sole cost and expense, furnish and install all of the following "Building Standard Work" specified by Landlord and as indicated on Exhibit A.

   (a) Heating, Ventilation and Air Conditioning: A variable volume all-air type year round air conditioning system with perimeter heating and interior cooling. Each floor will be divided into thermostatically controlled areas, the number of which will be dictated by specific layout requirements not to exceed one (1) thermostatically controlled area per eight hundred (800) square feet of rentable area. The number of such areas can be increased to meet tenant requirements, but at the sole cost and expense of Tenant.

   (b) Partitions, Doors, Frames and Hardware: All required floor to ceiling partitions (1/2" thick drywall, spackled and taped for smooth finish on metal studs 24" on center). Solid-core, pre-finished wood doors, all necessary door frames and hardware. Said hardware shall include locksets and door closers on all public corridor and entrance doors, latch sets on all interior office doors, three (3) hinges and door stops on all doors. Landlord will provide partition within Tenant space. As shown in Exhibit A. Floor to ceiling glass partitioning shall be provided in Conference Room One and Office 3 as shown in Exhibit A. All other walls shown shall be solid sheet rock.

        (i) Doors and Door Frames: Solid core, pre-finished wood doors, (3/0 by 6/8 by 1-3/4") twenty (20) minute label, and necessary door frames will be provided. * Non-labeled, solid core, pre-finished wood doors and necessary door frames will be provided. * * As shown on Exhibit A.

        (ii) Hardware: Locksets and latchsets shall be provided in the same ratios as labeled and non-labeled doors, respectively, described above; i.e. one (1) lockset for each 20-minute labeled door and one
             (1) lockset for each non-labeled door. Hinges will be supplied at the ratio of three (3) per door. Door stops will be provided at the ratio of one (1) per door.

   (c) Painting: Initial painting one (1) coat of stipple finish latex on all exposed gypsum wallboard through Tenant's premises. Colors to be selected by Tenant from Building Standard color chart with no more than two (2) colors to be in any one (1) room or office and no more than one
        (1) color per wall.

   (d) Ceilings: Suspended acoustical ceilings in a 2 x 4 T-Bar, lay-in system in a single plane throughout office floor area except in passenger elevator lobbies, public corridors and common toilet facilities, in which areas Landlord may specify other type of material.

   (e) Lighting Fixtures: 2' x 4" fluorescent lighting fixtures including initial lamping in the Building Standard lighting pattern. Building Standard ratios are: One (1) lighting fixture per eighty (80) square feet of rentable area and one (1) switch per two hundred fifty (250) square feet of rentable area.

   (f) Duplex Electric Outlets: Three (3) Building Standard duplex 110 volt electric convenience wall outlet for each office or conference room. Each outlet will have a maximum of twenty (20) amperes per circuit. An additional electrical outlet shall be provided for each continuous run of workstations with sufficient amperage to accommodate those stations.

   (g) Telephone Outlets: Shall be installed by Tenant's supplier coordinating with Landlord's construction work.

   (h) Floor Covering: New Building Standard carpeting and base. Throughout except vinyl tile or vinyl sheet shall be installed in the mailroom, kitchen and adjacent storage areas.

   (i) Window Covering: Building Standard window coverings on all exterior office windows.

   (j) Life Safety System: All office buildings include a sprinkler system in the Building Standard pattern.

   (k) As shown on Exhibit A, a six foot long kitchen cabinet with sink and space and plumbing fittings to accommodate an under-counter dishwasher shall be installed. A six foot long upper kitchen cabinet shall be installed. All cabinets shall be laminated surfaces. The dishwasher shall be provided and installed by Tenant.

3. Provided Tenant's plans and specifications are furnished by the date provided hereinabove in Paragraph 1(e) and approved by Landlord, the Landlord shall cause Tenant's "Building Non-Standard Work" to be installed by Landlord's contractor, but at Tenant's sole cost and expense. Prior to commencing any such work, Landlord, its contractor, or its architects and engineers, shall submit to Tenant a written estimate of the cost thereof. If Tenant shall fail to approve any such estimate within ten (10) days after submission thereof, such failure shall be deemed a disapproval thereof, and Landlord's contractor shall not proceed with such work. Tenant agrees to pay Landlord promptly upon being billed therefore, the cost to Landlord of all such Building Non-Standard Work. Such bills may be rendered during the progress of the performance of the work and the furnishings and installation of the materials to which such bills relate. Landlord may require Tenant to deposit the estimated cost of such work with Landlord prior to the commencement of such work.

4. Within the demised premises Tenant may select different new material (except exterior window coverings) in place of "Building Standard Work" materials which would otherwise be initially furnished and installed by Landlord for or in the interior of the Premises under the provisions of this Work Letter Agreement, provided such selection is indicated on said Tenant's final plans. If Tenant shall make any such selection and if the cost of such difference new materials of Tenant's selection shall exceed the Landlord's cost of such different new materials of Tenant's selection shall exceed the Landlord's "Building Standard Work" materials thereby replaced, Tenant shall pay to the Landlord, as hereinafter provided, the difference between the work cost of such different new materials and the credit given by the Landlord for the materials thereby replaced. No credit shall be granted for the omission of materials where no replacement in kind is made. There shall be credits only for substitutions in kind, e.g., a lighting fixture credit may be applied only against the cost of another type of lighting fixture. No such different new materials shall be furnished and installed in replacement for any of Landlord's "Building Standard Work" materials until Landlord, or its contractor and/or its architects shall have advised Tenant in writing of, and Landlord or its contractor and/or its office planning architects have agreed in writing on, the work of such different new material and the Landlord's cost of such replaced Landlord's "Building Standard Work" materials.

   All amounts payable by Tenant to Landlord pursuant to this paragraph 4 shall be paid by Tenant within thirty (30) days after the rendering of bills therefore by Landlord or its contractors to Tenant, it being understood that such bills may be rendered during the progress of the performance of the work and/or the furnishings and installation of the materials to which such bills relate. Any such different new materials shall be surrendered by the Tenant to the Landlord at the end of the initial or other expiration of the term of the Lease.

5. When Landlord's architect has furnished Landlord with a certificate that the work to be done by Landlord pursuant to Paragraphs 2 and 3 above has been substantially completed, the Premises will be deemed completed and possession thereof deemed delivered to Tenant, for all purposes of the Lease, including, without limitation, Paragraph 2 thereof. Landlord and Tenant understand that pursuant to Paragraph 3 of the Lease, Tenant's obligation to pay rent thereunder shall not commence until Landlord's architect has furnished such certificate; provided, however, that if Landlord shall be delayed in substantially completing said work as a result of:

   (i) Tenant's failure to furnish information so that plans and specifications can be completed in accordance with the date specified hereinabove in Paragraph 1(e).

   (ii) Tenant's request for materials, finishes or installations other than Landlord's "Building Standard Work" or

   (iii) Tenant's changes in the plans and specifications approved by him after their submission to Landlord in accordance with the date specified hereinabove in Paragraph 1(e) or

   (iv) Tenant's failure to approve pursuant to Paragraph 3 above estimates submitted by Landlord to Tenant covering Building Non-Standard Work, then the commencement of rent under said Lease shall be accelerated by the number of days of such delay.


Sincerely,

PARADISE POINT PARTNERS


By
   -------------------------------
        Glenn S. Yamaguchi


Its     Authorized Agent
   -------------------------------
          (Landlord)


ACCEPTED:


By
   -------------------------------
           (Tenant)

                                   EXHIBIT C

                        PARADISE POINT EXECUTIVE CENTER
                             RULES AND REGULATIONS


BUILDING

1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Suite, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon termination of tenancy, all keys to the Center and the leased Premises shall be surrendered to Landlord.


2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress of the leased Premises.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Center during such hours as Landlord may deem to be advisable for the adequate protection of the Center. Tenant, its employees or agents must be sure that the doors to the Center are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Center. Any Tenant, its employees or agents or any other persons entering or leaving the Center at any time when it is so locked, or any time when it is considered to be after normal business hours for the Center, may be required to sign the Center Register when so doing. Access to the Center may be refused unless the person seeking access is known to the employee or agent of the Landlord responsible for the Premises, or unless the person seeking access has proper identification or has a previously arranged pass for access to the Center. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Center of any person. In case of invasion, mob riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Center during the continuance of same by means it deems appropriate for the safety and protection of life and property.

4. All directory strips and suite door identification signs must be Center standard as established by Landlord. All suite door signs and directory strips are to be ordered through Landlord at Tenant's expense. The Directory of the Center will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom. Any signs, notices, logo, pictures, names or advertisements which are installed that have not been individually approved by the Landlord may be removed by Landlord at the sole expense of the Tenant.

5. No furniture, freight or equipment of any kind shall be brought into the Center without prior notice to Landlord. All moving of the same into or out of the Center shall be scheduled with Landlord and done only at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Center and also the times and manner of moving the same in and out of the Center. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause. All damage done to any part of the Center, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of the Tenant and any expense for said damage or injury shall be borne by the Tenant.

6. No furniture, packages, supplies, equipment or merchandise will be received in the Center or carried up or down in the elevators, except between such hours and in such specific elevator car as designated by the Landlord.

7. Landlord shall have the right to control and operate the public portions of the Center, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of the Tenants, in such manner as it deems best for the benefit of the Tenants.

8. Landlord shall furnish heating and air conditioning during the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday. In the event Tenant requires heating and air conditioning during off hours, Saturdays, Sundays or holidays, Landlord may, on written notice from Tenant provide this at an hourly rate to be established by Landlord.

9. The requirements of Tenant will be attended to only upon application at the Office of the Center or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.

10. Tenant shall not disturb, solicit or canvas any occupant of the Center and shall cooperate with Landlord or Agent of Landlord to prevent same.

11. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or agents, shall have caused it.

12. Tenant shall not overload the floor of the Premises, nor mark, drive nails, screws or drill into partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord' consent first had and obtained.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Landlord.

14. Tenant shall not use or keep in or on the Premises of the Center any kerosene, gasoline or other inflammable or combustible fluid or material.

15. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord without written consent from Landlord.

16. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Center by reason of noise, odors or vibrations, or interfere in any way with other Tenants or those having business therein.

17. Tenant shall not bring into or keep within the Center or the Premises any animals, birds, bicycles or other vehicles.

18. No cooking shall be done or permitted by an Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging, or for any improper objectionable or immoral purposes.

19. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

20. Landlord reserves the right to exclude or expel from the Center any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Center.

21. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Center of which the Premises are a part.

22. Without the written consent of Landlord, Tenant shall not use the name of the Center in connection with or in promoting, or advertising the business of Tenant, except when included as a portion of the Tenant's address.

23. Tenant shall not employ or admit any person or persons other than the Janitor or Landlord for the purpose of cleaning or maintaining Tenant's premises unless agreed to in writing by Landlord. Any damage to the Premises caused by Tenant, its employees or agents while engaged in the cleaning or maintaining of the premises, whether or not the use of said individuals by Tenant has been approved by Landlord, will be the sole responsibility of Tenant and any expense for damage or injuries shall be borne entirely by Tenant. Janitor service, if provided by Landlord, shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, nor moving of furniture or other special services. Janitorial service will be provided to maintain a first-class office building. Landlord shall in no way be responsible to Tenant for any loss or damage to property on the Premises, however occurring.

24. Tenant, its employees, and agents shall not loiter in the entrances or corridors, not in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for their leased Premises.

25. In all carpeted areas where desks and chairs are utilized, Landlord shall require Tenant, at Tenant's own cost, to place mats under each and every chair in order to protect said carpeting from unnecessary wear and tear.

26. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Center's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

27. Each Tenant shall store all its trash and garbage within the interior of its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of the ordinary and customary manner of removing and disposing of trash and garbage in the City of Corte Madera without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the Center.

31. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Center and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

32. Tenant shall be responsible for the observance of all the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

33. The terms "Center" and "Premises" as used herein have the same meanings as set forth in the Office Lease.

TENNIS COURTS

The rules and regulations set forth below are provided to assure the comfort, convenience and freedom from annoyance of all those using the facilities. Their strict observance is requested out of consideration for others. Management reserves the right to rescind or amend any of the rules and to make other such rules and regulations from time to time as may be deemed necessary for the safety, care and cleanliness of all the Premises, and for securing the comfort and enjoyment of all tenants.

1. The tennis courts are for the use of tenants and their guests.

2. Tennis hours are from 8:00 a.m. until dusk, weekdays. The courts will be closed weekends, unless prior written authorization is obtained from Management. The courts will be closed for cleaning on Monday mornings between the hours of 9:00 a.m. and 11:00 a.m.

3. Courtesy, good sportsmanship and good conduct should be observed on the courts at all times. Tenants are responsible for the conduct and safety of their guests and the observance of the rules and regulations.

4. Management assumes no responsibility for valuables or property of any kind left in or about the premises.

5. Food, drinks and smoking will not be allowed on the courts at any time. No pets or animals of any nature will be permitted in the tennis court area.

6. Proper tennis attire and tennis shoes must be worn for play. Tennis shirts will be worn at all time.

7. The playing surface of the tennis courts must at all times be kept clear of any objects or obstructions. The tennis courts will be used only for the sport of tennis.

8. Plastic guards must be used on the heads of all metal rackets.

9. Time restrictions when playing are waiting:

          One set of singles or maximum time of 45 minutes.
          Two sets of doubles (all players leave court).
          One set of doubles (winners stay on court).
          No person may play more than two consecutive sets.
          9-point tie breaker when score reaches 6-6.


10. Each court in use must have the tenant playing with his guest. Tenant may have a maximum of one (1) guest and must use only one (1) court.

11. When deemed necessary by Management, the courts may be closed temporarily or seasonally.

12. Gates to the tennis courts must be kept shut at all times.

13. Management assumes no responsibility or liability for physical injuries or property damage which occurs during the tenant's or guest's use of the tennis facilities.

RECREATION FACILITIES

1. The recreation facilities (hot tub, sauna and showers) are for the use of tenants and their guests only.

2. Hours will be from 8:00 a.m. to 8:00 p.m. weekdays. The facilities will be closed on weekends.

3. Tenant may have a maximum of one guest who must be accompanied by the tenant at all times. Tenant is responsible for the conduct and safety of his guest and the observance of the rules and regulations.

4. Management assumes no responsibility for valuables or property of any kind left in or about the premises.

5. Food, drinks and smoking will not be allowed inside the facilities at any time. No pets or animals of any nature will be permitted.

6.  Proper clothing should be worn at all times.  "Cut-offs" are not permitted.

7. When deemed necessary by Management, the facilities may be closed temporarily.

8. The facilities should be left in the same condition as that in which they were found.

9. When finished with the hot tub or sauna, the timers should be turned to the "off" position.

10. Management assumes no responsibility or liability for physical injuries or property damage which occurs during the tenant's or their guest's use of the facilities.

                                   EXHIBIT D
                  SALES/LEASE AMERICANS WITH DISABILITIES ACT
                       AND HAZARDOUS MATERIALS DISCLOSURE

ADDRESS:  5725 PARADISE DRIVE, CORTE MADERA, CALIFORNIA
          ---------------------------------------------

The Americans With Disabilities Act, effective July 26, 1992, prohibits discrimination against persons with a disability in virtually all places of public accommodation and commercial facilities. The law requires removal of architectural and communications barriers in existing privately owned places of public accommodation, to make buildings readily accessible to disabled persons.

A new building intended for first occupancy after January 26, 1993, must for all practical purposes be barrier free or "readily accessible" to people with disabilities. Compliance with the ADA may require considerable expense, and penalties may be incurred if a property is not in compliance.

A real estate broker does not have the technical expertise to either determine whether a building is in compliance with ADA requirements or to advise a principal on the requirements of the ADA. Principals to the above-referenced property are advised to consult an attorney, contractor, architect, engineer, or other qualified professional(s) of their own choosing, to determine if and to what extend the ADA affects their property or this transaction.

Various materials utilized in the construction of improvements to property may contain materials that have been or may in the future be determined to be toxic, hazardous, or undesirable. These materials may need to be specially handled or removed from the property. For example, some electrical transformers and other electrical components can contain PCBS. Asbestos has been used in a wide variety of building components such as fire-proofing, air duct insulation, acoustical tiles, spray-on acoustical materials, linoleum, floor tiles, and plaster. Due to current or prior uses, the property or improvements may contain materials such as metals, minerals, chemicals, hydrocarbons, biological or radioactive materials, and other substances which are considered, or in the future may be determined to be toxic wastes, hazardous materials, or undesirable substances. Such substances may be in above-ground and below-ground containers on the property or may be present on or in soils, water, building components, or other portions of the property in areas that may not be accessible or noticeable.

Current and future federal, state, and local laws and regulations may require the clean-up of such toxic, hazardous, or undesirable materials at the expense of those persons who in the past, present, or future have had any interest in property including, but not limited to, current past and future owners and users of the property. The parties are advised to consult with independent legal counsel of their choice to determine the potential liability with respect to toxic, hazardous, or undesirable materials. The parties should also consult with such legal counsel to determine what provisions regarding toxic, hazardous, or undesirable materials they may wish to include in purchase and sale agreements, leases, options, and other legal documentation related to transactions they contemplate entering into with respect to the property.

The real estate salespersons and brokers in this transaction have no expertise with respect to toxic wastes, hazardous materials, or undesirable substances. Proper inspections of the property by qualified experts are an absolute necessity to determine whether or not there are any current or potential toxic wastes, hazardous materials, or undesirable substances in or on the property. The real estate salespersons and brokers in this transaction have not made, nor will make, any representations, either expressed or implied, regarding the existence or nonexistence of toxic wastes, hazardous materials, or undesirable substances in or on the property. Problems involving toxic wastes, hazardous materials, or undesirable substances can be extremely costly to correct. It is the responsibility of the parties to retain qualified experts to deal with the detection and correction of such matters.

The parties are directed to seek further information concerning any and all future correctional measures, if any, from appropriate governmental agencies.

To the best of Seller/Lessor's knowledge, Seller/Lessor has attached to this Disclosure copies of all existing surveys and reports known to Seller/Lessor regarding asbestos and other hazardous materials including underground tanks and undesirable substances related to the Property. Sellers/Lessors are required under California Health and Safety Code Section 25915 et seq. To disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Buyers/Tenants have similar disclosure obligations. Sellers/Lessors and Buyers/Tenants have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter.

The undersigned acknowledge that they have read and understand this disclosure and have received a copy.

SELLER/LESSOR:


By:
   -------------------------------

Date:
     -----------------------------


BUYER/LESSEE:


By:
   -------------------------------
Date:
     -----------------------------

                               LEASE AMENDMENT
                 To that certain lease dated February 21, 1997
             By and between Paradise Point Partners, Landlord and
                         Restoration Hardware, Tenant
For those certain premises known as Suite 700 at Paradise Point Executive Center
                 5725 Paradise Drive, Corte Madera, California

________________________________________________________________________________

Landlord and Tenant hereby agree to amend said lease as follows:

The work described in Exhibit B - Paradise Point Executive Center Work Agreement shall be completed by Tenant at Tenant's sole cost and expense.

To compensate Tenant for completing said work, Landlord shall credit Tenant with $23,100.00 against rent due.

Irrespective of when Tenant occupies the premises, rent shall commence beginning May 15, 1997 and the term of the lease shall commence on May 15, 1997 and terminate sixty (60) months thereafter.

This amendment shall be part and parcel of the original lease as if it were part of and executed at the same time as the original lease.



Landlord:___________________________    Tenant:_______________________________


By its _____________________________    By its________________________________


Date:_______________________________    Date:_________________________________

                     AMENDMENT III TO THAT CERTAIN LEASE
                            Dated February 21, 1997
       As amended on April 24, 1997 and further amended on August 1, 1997
             By and Between Paradise Point Partners "Landlord" and
                         Restoration Hardware "Tenant"
      For Paradise Point Executive Center - 5725 Paradise Drive, Suite 700
                      Corte Madera, California "the Lease"

_____________________________________________________________________________

Landlord and Tenant hereby agree that "The Lease" shall be amended effective January 1, 1998, as follows:

COVER PAGE:

The monthly rent shall be $22,166.40. The annual rent shall be $265,996.80. The expense and tax percentage shall be 18.12%.

PAGE 1

Paragraph 1A:  The net rentable square feet shall be changed from 8,064 to
------------
11,688.

PAGE 2

Paragraph 5A:  Minimum monthly rent shall be changed from $14,918.40 to
------------
$22,166.40.

Paragraph 6A:  Operating expense percentage shall be changed from 12.31% to
------------
18.12%.

PAGE 3

Paragraph B:  The increase in taxes percent shall be changed from 12.31% to
-----------
18.12%.

PAGE 5

Paragraph 10b:  The number of parking spaces Tenant shall have the right to
-------------
rent/use shall be increased from 32 parking stalls to 47 parking stalls.

Exhibit A and A1 shall be replaced with Exhibit A2 attached hereto, showing the premises to be the entire ground floor of Building D and 3,624 square feet of the second floor.

The additional 3,624 square feet of space on the second floor shall be available to tenant for tenant's construction upon execution hereof.

Rent Escalation:

On May 15, 1998, the monthly rent shall increase to $22,695.49 and shall increase each year thereafter on May 15 by 3% of the prior years rent.

Sign Rights.

Tenant shall have the right to erect signage on Building E identifiying tenants business consistent with all applicable laws and ordinances of any government agentcy having jurisdication and consistent with Landlorods signage policy for the entire complex, subject to landlords approval of the design and location of the sigh or signs, which approval shall not be unreasonably withheld.

Tenant Improvements.

Tenant shall have the right to improve the premises, inclding the cosntruction of an interior stairwell between the first and second floor, consistent with all applicable building codes and permits by any gobvernmental agentcy having jursidiction and sjubject to Landlrods' approval of such improvmements which approval shall not be unreasonaloy withheld. Tenant shall, at Landlord's sole option, upon notice by Landlord prior to the termination of this lease, remove said stairwell and restore the premises on each floor as though no stairwell had existed.

Prepaid Rent For Additional Space:

Tenant shall pay to Landlord, upon execution hereof, $7,248.00 as partial payment of the rent for the month of January, 1998.

Option to Further Amend Lease:

Tenant shall have the right, subject only to landlord's prior right to continue ocucpancy of the "expansion premises" to further amend this lease as described below. IF Tenant elects the exercise tenant's right to amend this elase by giving Landlord written notce of tenant's election on or before March 1, 1998 and Landlord confirms to Tenant by march 15, 1998 that Landlord will not continue to occupy the "expansion space" then this else shall be further amended as follows:

EFFECTIVE DATE:

The effective date of this further amendment shall be as designated by landlord in writing to Tenant on or before May 1, 1998 but shall not be prior to June 1, 1998 nor later than September 1, 1998.

COVER PAGE:

The monthly rent shall be $31,689.09. The annual rent shall be $380,269.00. The expense and tax percentage shall be 24.45%.

PAGE 1

Paragraph 1A:  The net rentable square feet shall be changed from 11,688 to
------------
15,776.

PAGE 2

Paragraph 5A:  Minimum monthly rent shall be changed from $22,166.40 and
------------
$31,689.09.

Paragraph 6A:  Operating expense percentage shall be changed from 18.12% to
------------
24.45%.

PAGE 3

Paragraph B:  The increase in taxes percent shall be changed from 18.12% to
-----------
24.45%.

PAGE 5

Paragraph 10b:  The number of parking spaces Tenant shall have the right to
-------------
rent/use shall be increased from 47 parking stalls to 63 parking stalls.

Rent Escalation:

On May 15, 1999. The rent shall increase to $32,628.52 and shall increase on each May 15th thereafter by 3% of the prior month's rent.

All other terms of the lease shall remain unchanged. The above changes shall be incorporated in the lease as if they were part of the original lease executed by Landlord and Tenant.

In witness thereof this Amendment has been executed as of the date set forth below.


LANDLORD:  Paradise Point Partners


By:
   -------------------------------     ------------------------------------
     Glenn S. Yamaguchi                Date
     its authorized agent

TENANT:  Restoration Hardware


By:
   -------------------------------     ------------------------------------
     Thomas Low                        Date
     Senior Vice President/Chief
     Financial Officer

                       AMENDMENT TO THAT CERTAIN LEASE
                            Dated February 21, 1997
      As amended on April 24, 1997 and further amended on August 1, 1997
             By and Between Paradise Point Partners "Landlord" and
                         Restoration Hardware "Tenant"
     For Paradise Point Executive Center - 5725 Paradise Drive, Suite 700
                     Corte Madera, California "the Lease"

________________________________________________________________________________

Landlord and Tenant hereby agree that "The Lease" shall be amended effective February 1, 1998, as follows:

COVER PAGE:

The monthly rent shall be $22,311.36. The annual rent shall be $267,736.32. The expense and tax percentage shall be 18.12%.

PAGE 1

Paragraph 1A:  The net rentable square feet shall be changed from 8,064 to
------------
11,688.

PAGE 2

Paragraph 5A:  Minimum monthly rent shall be changed from $14,918.40 to
------------
$22,311.36.

Paragraph 6A:  Operating expense percentage shall be changed from 12.31% to
------------
18.12%.

PAGE 3

Paragraph B:  The increase in taxes percent shall be changed from 12.31% to
-----------
18.12%.

PAGE 5

Paragraph 10b:  The number of parking spaces Tenant shall have the right to
-------------
rent/use shall be increased from 32 parking stalls to 47 parking stalls.

Exhibit A and A1 shall be replaced with Exhibit A2 attached hereto, showing the premises to be the entire ground floor of Building D and 3,624 square feet of the second floor.

The additional 3,624 square feet of space on the second floor shall be available to tenant for tenant's construction upon execution hereof.

RENT ESCALATION:

On May 15, 1998, the monthly rent shall increase to $22,823.60 and shall increase each year thereafter on May 15 by 3% of the prior month's rent.

SIGN RIGHTS.

Tenant shall have the right to erect signage on Building D identifying tenants business consistent with all applicable laws and ordinances of any government agency having jurisdiction and consistent with Landlord's signage policy for the entire complex, subject to landlords approval of the design and location of the sign or signs, which approval shall not be unreasonably withheld.

TENANT IMPROVEMENTS.

Tenant shall have the right to improve the premises upon execution hereof, including the construction of an interior stairwell between the first and second floor, consistent with all applicable building codes and permits by any governmental agency having jurisdiction and subject to Landlords' approval of such improvements which approval shall not be unreasonably withheld. Tenant shall, at Landlord's sole option, upon notice by Landlord prior to the termination of this lease, remove said stairwell and restore the premises on each floor as though no stairwell had existed. Upon completion of Tenant's improvements to the premises and presentation to Landlord of paid receipts for such improvements, Landlord shall pay to Tenant up to $25,000.00 toward the cost of such improvements which shall include changes needed in the HVAC systems.

PREPAID RENT FOR ADDITIONAL SPACE:

Tenant shall pay to Landlord, upon execution hereof, $7,392.96 as partial payment of the rent for the month of February, 1998.

OPTION TO FURTHER AMEND LEASE:

Tenant shall have the right, subject only to landlord's prior right to continue occupancy of the "expansion premises" to further amend this lease as described below. IF Tenant elects to exercise tenant's right to amend this lease by giving Landlord written notice of tenant's election on or before March 1, 1998 and Landlord confirms to Tenant by March 15, 1998 that Landlord will not continue to occupy the "expansion space" then this lease shall be further amended as follows:

EFFECTIVE DATE:

The effective date of this further amendment shall be as designated by landlord in writing to Tenant on or before May 1, 1998 but shall not be prior to June 1, 1998 nor later than September 1, 1998.

COVER PAGE:

The monthly rent shall be $31,817.20. The annual rent shall be $381,806.40. The expense and tax percentage shall be 24.45%.

PAGE 1

Paragraph 1A:  The net rentable square feet shall be changed from 11,688 to
------------
15,776.

PAGE 2

Paragraph 5A:  Minimum monthly rent shall be changed from $22,311.36 to
------------
$31,817.20.

Paragraph 6A:  Operating expense percentage shall be changed from 18.12% to
------------
24.45%.

PAGE 3

Paragraph B:  The increase in taxes percent shall be changed from 18.12% to
-----------
24.45%.

PAGE 5

Paragraph 10b:  The number of parking spaces Tenant shall have the right to
-------------
rent/use shall be increased from 47 parking stalls to 63 parking stalls.

TENANT IMPROVEMENTS.

Tenant shall have the right to improve the premises upon execution hereof, consistent with all applicable building codes and permits by any governmental agency having jurisdiction and subject to Landlords' approval of such improvements which approval shall not be unreasonably withheld. Upon completion of Tenant's improvements to the premises and presentation to Landlord of paid receipts for such improvements, Landlord shall pay to Tenant up to $50,000.00 toward the cost of such improvements which shall include changes needed in the HVAC systems.

PREPAID RENT FOR ADDITIONAL SPACE:

Tenant shall pay to Landlord, upon notice of Tenant's execution to amend this lease and Landlord's confirmation that Landlord will not continue to occupy the expansion space, $8,993.60 as partial payment of the rent for the month in which the amendment becomes effective.

RENT ESCALATION:

On May 15, 1999. The rent shall increase to $32,760.48 and shall increase on each May 15th thereafter by 3% of the prior month's rent.

All other terms of the lease shall remain unchanged. The above changes shall be incorporated in the lease as if they were part of the original lease executed by Landlord and Tenant.

In witness thereof this Amendment has been executed as of the date set forth below.


LANDLORD:  Paradise Point Partners


By:____________________________                         _____________________
     Glenn S. Yamaguchi                                 Date
     its authorized agent

TENANT:  Restoration Hardware


By:____________________________                         _____________________
     Thomas Low                                         Date
     Senior Vice President/Chief Financial Officer

                                       33